Exhibit 99.1

 (a development stage enterprise)

____________

REPORT ON THE AUDITS

OF FINANCIAL STATEMENTS

for the year ended December 31, 2006

and for the period August 2, 2005 (date of inception) to December 31, 2005, and cumulatively for the period from August 2, 2005 (date of inception) to December 31, 2006

 (a development stage enterprise)

____________

CONTENTS

Page

Independent Auditors’ Report

1

Balance Sheets

2

Statements of Operations

3

Statements of Stockholders’ Equity (Deficit)

4

Statements of Cash Flows

5

Notes to Financial Statements

6 - 14

i

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of

VirnetX, Inc., Inc.

We have audited the accompanying balance sheets of VirnetX, Inc., (a development stage enterprise) as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity (deficit), and cash flows for the year ended December 31, 2006 and the period from August 2, 2005 (date of inception) to December 31, 2005, and cumulatively for the period from August 2, 2005 (date of inception) to December 31, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VirnetX, Inc., as of December 31, 2006 and 2005, and the results of its operations and cash flows for the year ended December 31, 2006 and for the period from August 2, 2005 (date of inception) to December 31, 2005 and for the cumulative period from August 2, 2005 (date of inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As shown in the financial statements, the Company has incurred net losses since its inception and operating cash flow deficiencies, which raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to those matters also are described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Burr, Pilger & Mayer, LLP

Palo Alto, CA

April 30, 2007

Virnetx, Inc.
(a development stage enterprise)
BALANCE SHEETS
December 31, 2006 and 2005
______________
Assets
	2006	2005
Current assets:
Cash and cash equivalents	$ 139,997	$ 86,552
Prepaid expenses and other current assets	26,945	61,170
Total current assets	166,942	147,722

Property and equipment, net	27,087	-
Other assets	1,094	-
Total assets	$ 195,123	$ 147,722

Liabilities
and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$ 87,386	$ -
Advance from preferred shareholders	-	230,000
Total current liabilities	87,386	230,000

Commitments and contingencies

Stockholders’ equity (deficit):
Convertible preferred stock, par value $0.0001
Authorized: 12,285,715 shares;
Issued and outstanding: 1,404,000 and no shares at
December 31, 2006 and 2005, respectively
Liquidation Preference: $1,377,625	1,377,625	-
Common Stock, par value $0.0001,
Authorized: 60,000,000 shares;
Issued and outstanding: 4,235,000 and 4,000,000 shares
at December 31, 2006 and 2005, respectively	424	400
Additional paid-in capital	1,013,655	799,800
Due from Stockholder	(150)	-
Deficit accumulated during the development stage	(2,283,817)	(882,478)
Total stockholders’ equity (deficit)	107,737	(82,278)

Total liabilities and stockholders’ equity (deficit)	$ 195,123	$ 147,722

The accompanying notes are an integral part of these financial statements.

2

Virnetx, Inc.
(a development stage enterprise)
STATEMENTS OF OPERATIONS

for the year ended December 31, 2006 and for the period August 2, 2005 (date of inception) to December 31, 2005 and for the cumulative period from August 2, 2005 (date of inception) to December 31, 2006

______________

		For the	Cumulative
		Period	Period from
	For the	August 2, 2005	August 2, 2005
	Year Ended	(date of inception) to	(date of inception) to
	December 31,	December 31,	December 31
	2006	2005	2006

Operating expenses:

Research and development	$ 554,187	$ 56,000	$ 610,187
General and administrative	853,488	826,478	1,679,966
Total operating expenses:	1,407,675	882,478	2,290,153
Loss from operations	(1,407,675)	(882,478)	(2,290,153)
Interest income and other, net	6,336	-	6,336
Net loss	$ (1,401,339)	$ (882,478)	$ (2,283,817)

The accompanying notes are an integral part of these financial statements.

3

Virnetx, Inc.
(a development stage enterprise)
STATEMENT OF STOCKHOLDERS’ EQUITY (DEFICIT)
for the period from August 2, 2005 (date of inception) to December 31, 2005 and for the year ended December 31, 2006

_______________________

							Deficit
	Series A						accumulated	Total
	Preferred Stock		Common Stock		Additional	Due	during	stockholders’
					Paid-In	From	development	equity
	Shares	Amount	Shares	Amount	Captial	Stockholder	stage	(deficit)
Balances at inception (August 2, 2005)	-	$ -	-	$ -	$ -	$ -	$ -	$ -
Common stock issued at $0.0000625 per share to founders in August 2005			3,200,000	320	(120)			200
Proceeds from issuance of restricted stock units to employees at $0.0001 per share in October 2005			800,000	80				80
Stock-based compensation from restricted stock units					799,920			799,920
Net loss							(882,478)	(882,478)
Balances at December 31, 2005	-	-	4,000,000	400	799,800	-	(882,478)	(82,278)

Proceeds from issuance of preferred stock at $1.00 per share in February 2006, net of issuance costs of $26,375	1,404,000	1,377,625						1,377,625
Proceeds of issuance of restricted stock units to employees at $0.01 in March and October 2006			235,000	24	2,026	(150)		1,900
Stock-based compensation from restricted stock units					130,210			130,210
Stock-based compensation from employee stock options					81,619			81,619
Net loss							(1,401,339)	(1,401,339)
	1,404,000	$ 1,377,625	4,235,000	$ 424	$ 1,013,655	$ (150)	$ (2,283,817)	$ 107,737

The accompanying notes are an integral part of these financial statements.

4

Virnetx, Inc.
(a development stage enterprise)
STATEMENTS OF CASH FLOWS
for the year ended December 31, 2006 and for the period August 2, 2005 (date of inception) to December 31, 2005
		For the Period	Cumulative Period from
		August 2, 2005	August 2, 2005
	For the Year Ended	(date of inception) to	(date of inception) to
	December 31,	December 31,	December 31
	2006	2005	2006
Cash flows from operating activities:
Net loss	($1,401,339)	($882,478)	($2,283,817)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	211,829	799,920	1,011,749
Depreciation and amortization	7,689	-	7,689
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	34,225	(61,170)	(26,945)
Other assets	(1,094)	-	(1,094)
Accounts payable	87,386	-	87,386

Net cash used in operating activities	(1,061,304)	(143,728)	(1,205,032)

Cash flows from investing activities:
Purchase of property and equipment	(34,776)	-	(34,776)
Net cash used in investing activities	(34,776)	-	(34,776)

Cash flows from financing activities:
Proceeds from issurance of Series A preferred stock,
net of issuance costs	1,147,625	-	1,147,625
Proceeds from issuance of restricted stock units	1,900	280	2,180
Proceeds from advance from preferred shareholders	-	230,000	230,000
Net cash provided by financing activities	1,149,525	230,280	1,379,805
Net increase in cash and cash equivalents	53,445	86,552	139,997
Cash and cash equivalents, beginning of period	86,552	-	-
Cash and cash equivalents, end of period	$ 139,997	$ 86,552	$ 139,997

Supplemental disclosure of cash flow information:
Cash paid during the year for taxes	$ 800	$ -	$ 800

Supplemental disclosure of noncash investing and financing activities:
Conversion of advance into Series A preferred stock	$ 230,000	$ -	$ 230,000

The accompanying notes are an integral part of these financial statements.

5

Continued

6

VirnetX, Inc.

(a development stage enterprise)

NOTES TO FINANCIAL STATEMENTS

1.

Formation and Business of the Company

VirnetX, Inc. (“VirnetX” or the “Company”) was incorporated in the state of Delaware on August 2, 2005.  VirnetX, Inc. is a development stage company that has commercialized its extensive patent portfolio to provide solutions for secure “real time” communications such as Instant Messaging (IM) and Voice over Internet Protocol (VoIP).

VirnetX, Inc.’s issued and pending patents were acquired from SAIC, a systems, solutions and technical services company based in San Diego, California, in 2005. VirnetX has granted SAIC a limited license under these patents, but retains all right title and interest within the field of secure communications in the following areas: Virtual Private Networks; Secure Voice Over Internet Protocol; Electronic Mail (E-mail); Video Conferencing; Communications Logging; Dynamic Uniform Resource Locators; Denial of Service; Prevention of Functional Intrusions; IP Hopping; Voice Messaging and Unified Messaging; Live Voice and IP PBXs; Voice Web Video Conferencing and Collaboration; Instant Messaging; Minimized Impact of Viruses; and Secure Session Initiation Protocol. The Field of Use is not limited by any predefined transport mode or medium of communication (e.g., wire, fiber, wireless, or mixed medium).

The Company is in the development stage and consequently, the Company is subject to the risks associated with development stage companies, including the need for additional financings; the uncertainty of the Company’s intellectual property resulting in successful commercial products as well as the marketing and customer acceptance of such products; competition from larger organizations; dependence on key personnel; uncertain patent protection; and dependence on corporate partners and collaborators.  To achieve successful operations, the Company may require additional capital to continue research and development and marketing efforts.  No assurance can be given as to the timing or ultimate success of obtaining future funding.

2.

Summary of Significant Accounting Policies

Basis of Presentation

These financial statements are prepared on a going concern basis that contemplates the realization of assets and discharged liabilities in the normal course of business.  The Company has incurred net operating losses and negative cash flows from operations.  At December 31, 2006, the Company had an accumulated deficit of $2,283,817.  In order to continue its operations, the Company must achieve profitable operations or obtain additional financing.  Management is currently pursuing financing alternatives, including private equity or debt financing, collaborative or other arrangements with corporate partners or other sources.  There can be no assurance, however, that such a financing will be successfully completed on terms acceptable to the Company.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Continued

7

2.

Summary of Significant Accounting Policies, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Property and Equipment

Property and equipment are stated at historical cost less accumulated depreciation and amortization.  Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.  Repair and maintenance costs are charged to expense as incurred.

Concentration of Credit Risk and Other Risks and Uncertainties

The Company’s cash and cash equivalents are primarily maintained at one financial institution in the United States.  Deposits held with these financial institutions may exceed the amount of insurance provided on such deposits.  The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  At December 31, 2006, the Company’s uninsured cash balances were $46,153.  The Company has not experienced any losses on its deposits of cash and cash equivalents.

Comprehensive Income (Loss)

The Company reports comprehensive income (loss) in accordance with the provisions of Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, which establishes standards for reporting comprehensive income (loss) and its components in the financial statements.  Comprehensive loss was equal to net loss for the years ended December 31, 2006 and 2005.

Research and Development

Research and development costs include expenses paid to outside development consultants and compensation related expenses for our engineering staff.  Research and development costs are expensed as incurred.

During 2006, 76% of research and development expenses were related to one outside design consultant.

Continued

8

2.

Summary of Significant Accounting Policies, continued

Income Taxes

The Company accounts for income taxes under the liability method.  Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Fair value of Financial Instruments

Carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts payable, and accrued liabilities, approximate their fair values due to their short maturities.

Stock-Based Compensation

The Company accounts for share-based compensation in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense in the statement of operations for all share-based payment awards made to employees and directors including employee stock options based on estimated fair values. Using the modified retrospective transition method of adopting SFAS 123(R), the herein financial statements presented reflect compensation expense for stock-based awards as if the provisions of SFAS 123(R) had been applied from the date of inception.

In addition, as required by Emerging Issues Task Force Consensus No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services, the Company records stock and options granted to non-employees at fair value of the consideration received or the fair value of the equity investments issued as they vest over the performance period.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109 (“FIN 48”), which is a change in accounting for income taxes. FIN 48 specifies how tax benefits for uncertain tax positions are to be recognized, measured, and derecognized in financial statements; requires certain disclosures of uncertain tax matters; specifies how reserves for uncertain tax positions should be classified on the balance sheet; and provides transition and interim-period guidance, among other provisions. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact of FIN 48 on its financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently assessing the potential impact that the adoption of SFAS No. 157 will have on its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Liabilities” (“SFAS 159”). SFAS 159 provides entities with the option to report selected financial assets and liabilities at fair value. Business entities adopting SFAS

Continued

9

2.

Summary of Significant Accounting Policies, continued

Recent Accounting Pronouncements, continued

159 will report unrealized gains and losses in earnings at each subsequent reporting date on items for which fair value option has been elected. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement ~~.~~

attributes for similar types of assets and liabilities. SFAS 159 requires additional information that will help investors and other financial statement users to understand the effect of an entity’s choice to use fair value on its earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted. The Company is currently assessing the impact that the adoption of SFAS 159 may have on our financial position, results of operations or cash flows.

3.

Property and equipment, net

	Useful life (in years)	December 31, 2006	December 31, 2005
Furniture and fixture	7	$ 9,150	$ -
Computers and equipment	5	25,626	-
		34,776	-
Less: Accumulated depreciation		(7,689)	-
		$ 27,087	$ -

The Company’s fixed assets are all located in the United States.  Depreciation and amortization expense was $7,689 and $0 for the year ended December 31, 2006 and for the period August 2, 2005 to December 31, 2005, respectively.  Depreciation and amortization expense was $7,689 for the period from August 2, 2005 (date of inception) to December 31, 2006.

4.

Commitments

Operating Lease Agreements

The Company leases its office space under a noncancelable operating lease that expires in April 2007.  The Company recognizes rent expenses on a straight-line basis over the lease period.

Future minimum facility lease payments at December 31, 2006 are as follows:

2007	$ 3,731

Rent expense for the years ended December 31, 2006 and for the period August 2, 2005 to December 31, 2005 was $8,209 and $0, respectively.  Rent expense for the period from August 2, 2005 (date of inception) to December 31, 2006 was $8,209.

Patent Assignment Agreement with SAIC

The Company's patents are based on patents originally acquired from SAIC. VirnetX acquired these patents from SAIC pursuant to the Assignment Agreement by and between VirnetX and SAIC dated December 21, 2006, and certain other related agreements. Under the terms of these agreements, the Company will pay SAIC a minimum guaranteed royalty of $50,000 annually beginning in July, 2008. In

Continued

10

Continued

11

4.      Commitments, continued

addition, the Company will pay to SAIC royalties in the amount of 15% of gross revenues up to a maximum amount of $35 million less any amounts already paid by the Company to SAIC. At March 31, 2007 no payments have been made to SAIC under the terms of these agreements.

Our business depends on our rights to and under the Patents, which were assigned to us by SAIC. Our agreements with SAIC impose obligations on us, such as payment obligations. If SAIC believes that we have failed to meet these obligations, SAIC could seek to limit or reacquire the assigned Patent rights, which could lead to costly and time-consuming litigation and, potentially, a loss of our rights in the Patents. During the period of any such litigation, our ability to carry out the development and commercialization of potential products could be significantly and negatively affected. If our rights in our Patents were restricted or ultimately lost, our ability to continue our business based on the affected technology platform could be severely adversely affected.

5.

Convertible Preferred Stock

Preferred stock at December 31, 2006 consists of the following:

Series	Date Issued	Original Issue Price	Shares Authorized	Shares Outstanding

Preferred Series A	March 27, 2006	$ 1.00	2,000,000	1,404,000

Voting

Each share of convertible preferred stock has voting rights equal to an equivalent number of shares of common stock into which it is convertible and votes together as one class with the common stock.

Dividends

Holders of convertible preferred stock are entitled to receive dividends prior to and in preference to any declaration or payment of any dividends on the common stock, at the rate of $0.08 per share per annum on each outstanding share of Series A preferred stock, payable quarterly. Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall not be cumulative.  After payment of such dividends, any additional dividends shall be distributed among the Series A preferred stock and common stock pro rata based on the number of shares of common stock then held by each holder (assuming conversion of all such Series A preferred stock into common stock).

Continued

12

5.   Convertible Preferred Stock, continued

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A preferred stock is entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of common stock, an amount per share equal to $1.00 per share for each share of Series A preferred stock then held by them, plus any declared but unpaid dividends. The remaining assets, if any, shall be distributed among the holders of common stock and convertible preferred stock, pro rata based on the number of shares of common stock held by each holder assuming the conversion of all such redeemable convertible preferred stock.  If the Company’s legally available assets are insufficient to satisfy the liquidation preferences, the funds will be distributed ratably among the holders of Series A preferred stock, in proportion to the amounts each holder would receive if the Company had sufficient assets and funds to pay the full preferential amount.

Conversion

Each share of convertible preferred stock is convertible, at the option of the holder, into a number of fully paid and nonassessable shares of common stock as is determined by dividing $1.00 by the conversion price applicable to such share, determined as hereafter provided, in effect on the due date the certificate is surrendered for conversion. The initial conversion price per share of Series A Preferred Stock shall be $1.00 and is subject to adjustments in accordance with antidilution provisions, including stock splits and stock dividends, contained in the Company’s Certificate of Incorporation.

Each share of Series A preferred stock automatically converts into shares of common stock at the conversion price at the time in effect for such share immediately upon the earlier of (1) the Company’s sale of its common stock in a firm commitment underwritten public offering which results in aggregate cash proceeds to the Company of not less than $8,000,000, (2) any reverse merger that yields working capital to the Company of at least $8,000,000 and which results in the Company’s shares being registered under Securities Exchange Act of 1934, (3) the date specified by the written consent or agreement of the holders of a majority of the then outstanding shares of Series A preferred stock.

At December 31, 2006, the Company has reserved sufficient shares of common stock for issuance upon conversion of the convertible preferred stock.

Redemption

The Series A preferred stock is not mandatory redeemable.

In February 2006, the Company issued 1,404,000 shares of Series A preferred stock at $1.00 per share and received net proceeds of $1,377,625.  A portion of the proceeds were advanced by the preferred shareholders in 2005 totaling $230,000.

6.

Common Stock

Each share of common stock has the right to one vote.  The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding having priority rights as to dividends.  No dividends have been declared by the Board from inception through December 31, 2006.  The Company’s restated Certificate of Incorporation, as amended in March 2006, authorizes the Company to issue 60,000,000 shares of $0.0001 par value common stock.

Continued

13

6.

   Common Stock, continued

In August 2005, the Company issued 3,200,000 shares of common stock to founders at $0.0000625 per share for aggregate proceeds of $200.

The Company has also issued Restricted Stock Units (“RSUs”) to employees and consultants as discussed in Note 7.

7.

Stock  Plan

In 2005, the Company adopted the 2005 Stock Plan (the “Plan”).  The Plan provides for the granting of stock options and restricted stock units to employees and consultants of the Company.  Stock options granted under the Plan may be either incentive stock options or nonqualified stock options.  Incentive stock options (“ISO”) may be granted only to Company employees (including officers and directors who are also employees).  Nonqualified stock options (“NSO”) may be granted to Company employees and consultants.  The Company has reserved 2,800,000 shares of common stock for issuance under the Plan.

Options under the Plan may be granted for periods of up to ten years and at prices no less than 85% of the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that the exercise price of an ISO and NSO shall not be less than 100% and 85% of the estimated fair value of the shares on the date of grant, respectively, and the exercise price of an ISO and NSO granted to a 10% stockholder shall not be less than 110% of the estimated fair value of the shares on the date of grant.

Activity under the Plan is as follows:

		Options Outstanding
			Weighted
	Shares		Average
	Available	Number of	Exercise
	for Grant	Shares	Price
Shares reserved for the Plan at inception	2,800,000	-	-
Restricted stock units granted	(800,000)	-	-
Options granted	-	-	-
Options exercised	-	-	-
Options canceled	-	-	-
Balance at December 31, 2005	2,000,000	-	-
Restricted stock units granted	(255,000)	-	-
Options granted	(450,000)	450,000	$1.00
Options exercised	-	-	-
Options canceled	-	-	-
Balance at December 31, 2006	1,295,000	450,000	$1.00

The Company had during the year ended December 31, 2006 restricted stock units granted for 20,000 shares that had been approved by the Board of Directors, but not signed by the restricted stock holders. Accordingly, these shares have been reflected to reduce shares available for grant.

Continued

14

8.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees in accordance with the provisions of SFAS 123R which requires that such equity instruments are recorded at their fair value on the measurement date.  The measurement of stock-based compensation is subject to periodic adjustments as the underlying equity instruments vest.

At December 31, 2006 and December 31, 2005, the fair value of common stock was $1.00 per share.  The Company has recorded $211,829 and $799,920 in employee stock-based compensation expense for the year ended December 31, 2006 and the five month period ending December 31, 2005, respectively.

The Company elected to adopt the modified retrospective application method as provided by SFAS No. 123(R) and accordingly, financial statement amounts for the periods presented herein reflect results as if the fair value method of expensing equity awards had been applied from the date of inception. The effect of recording stock-based compensation for the five month period ended December 31, 2005 and year ended December 31, 2006 was as follows:

Stock-Based Compensation by Type of Award	Five Month Period Ended December 31, 2005
Restricted stock units	$799,920
Employee stock options	-
Total stock-based compensation	$799,920

Stock-Based Compensation by Type of Award	Year Ended December 31, 2006
Restricted stock units	$130,210
Employee stock options	81,619
Total stock-based compensation	$211,829

As of December 31, 2006, the unrecorded deferred stock-based compensation balance related to stock options was $282,986 and will be recognized over an estimate weighted average amortization period of approximately 3.4 years.

The fair value of each option grant during the year ended December 31, 2006 was estimated on the date of grant using the following assumptions.

Volatility	100%
Risk-free interest rate	4.77%
Expected life	6 years
Expected dividends	0%

The expected life was determined using the simplified method outlined in Staff Accounting Bulletin No. 107 (“SAB 107”) taking the average of the vesting term and the contractual term of the option.  Expected volatility of the stock options was based upon historical data and other relevant factors, such as the volatility of comparable publicly traded companies at a similar stage of life cycle. The Company has not provided an estimate for forfeitures because the Company has no history of forfeited options and believes that all outstanding options at December 31, 2006 will vest.  In the future, the Company may change this estimate based on actual and expected future forfeiture rates.  Based on the Black-

Continued

15

8.

Stock-Based Compensation, continued

Scholes option pricing model, the weighted average estimated fair value of employee stock option grants was $0.81 for the year ended December 31, 2006.

The following table summarizes activity under the equity incentive plans for the indicated periods:

Number of Shares		Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2005	-
Options granted	450,000	$1.00	9.4	-
Options exercised	-
Options cancelled	-
Outstanding at December 31, 2006	450,000	$1.00	9.4	-

The following table summarizes information about stock options at December 31, 2006:

Options Outstanding				Options Vested and Exercisable
		Weighted				Weighted
Range		Average	Weighted		Weighted	Average
of		Remaining	Average		Average	Remaining
Exercise	Number	Contractual	Exercise	Number	Exercise	Contractual
Price	Outstanding	Life	Price	Exercisable	Price	Life

$1.00	450,000	9.4	$1.00	40,000	$1.00	9.2
$1.00	450,000	9.4	$1.00	40,000	$1.00	9.2

9.

Income Taxes

As of December 31, 2006, the Company had approximately $1,236,000 of federal and $1,219,000 of state net operating loss carryforwards available to offset future taxable income.  Federal and state net operating losses expire in varying amounts beginning in 2025 and 2015, respectively.  Under the Tax Reform Act of 1986, the amounts of and benefits from net operating loss carryforwards may be impaired or limited in certain circumstances.  Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50%, as defined, over a three year period.

As of December 31, 2006, the Company had credit carryforwards of approximately $95,000 and $112,000 available to reduce future taxable income, if any, for both federal and state income tax purposes, respectively.  The federal credit carryforwards expire beginning 2025, the state credits have no expiration date.

Continued

16

9.

Income Taxes, continued

Temporary differences and carryforwards which gave rise to significant portions of deferred tax assets are as follows:

	December 31,	December 31,
Deferred Tax Asset	2006	2005
Tax benefit of net operating loss carryforwards	$542,000	$36,000
Research Tax Credit	207,000	-
Subtotal	749,000	36,000
Less valuation allowance	(749,000)	(36,000)
Total	$-	$-

Management believes that, based on a number of factors, it is more likely than not that the deferred tax assets will not be utilized, such that a full valuation allowance has been recorded.  The valuation allowance increased by $713,000 for the year ended December 31, 2006.

10.

Subsequent Events

In January 2007, the Company’s preferred stock shareholders voted to convert their shares of preferred stock to common stock upon the planned reverse merger.

In January 2007, the Company announced that it had entered into a non-binding term sheet to merge (the “Merger”) with PASW, Inc. (“PASW”) (OTC:PASW.OB).  Under the terms of the agreement, the two companies will enter into a reverse merger in which PASW will acquire all of the common stock of Company.  Following the close of the acquisition, PASW will change its name to such other alternate name as shall be approved by the Company.  The Company and PASW have not yet determined the closing date of the acquisition or the ownership structure upon closing.

In February 2007, the Company received a loan of $500,000 from several of its Series A shareholders.  The notes have an annual interest rate of 6% and will be converted into the Company’s common stock upon the close of the Merger.  These preferred shareholders agreed to convert their Series A preferred shares to shares of the Company’s common stock upon the close of the Merger.

17

VIRNETX, INC.

(a development stage enterprise)

____________

FINANCIAL STATEMENTS

for the quarters ended March  31, 2007 and 2006

and cumulatively for the period from

August 2, 2005 (date of inception) to March 31, 2007

CONTENTS

    Page

Unaudited Balance Sheets

1

Unaudited Statements of Operations

2

Unaudited Statements of Cash Flows

3

Unaudited Notes to Financial Statements

4 - 17

i

Unaudited Financial Statements As Of And For The Three Months Ended March 31, 2007 and 2006

VIRNETX, INC.

(a development stage enterprise)

BALANCE SHEETS

March 31, 2007 and December 31, 2006

UNAUDITED

______________

ASSETS

	March 31,	December 31,
	2007	2006
Current assets:
Cash and cash equivalents	$572,248	$139,997
Prepaid expenses and other current assets	504,054	26,945
Total current assets	1,076,302	166,942

Property and equipment, net	24,896	27,087
Other assets	1,244	1,094
Total assets	$1,102,442	$195,123

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
Accounts payable	$254,524	$87,386
Convertible notes payable	1,500,000	0
Total current liabilities	1,754,524	87,386

Commitments and contingencies

Stockholders' equity (deficit):
Convertible preferred stock, par value $0.0001
Authorized: 12,285,715 shares
Issued and outstanding: 1,404,000 and 1,404,000 shares at
March 31, 2007 and December 31, 2006, respectively
Liquidation preference: $1,377,625	1,377,625	1,377,625
Common stock, par value $0.0001
Authorized: 60,000,000 shares
Issued and outstanding: 4,235,000 and 4,235,000 shares
at March 31, 2007 and December 31, 2006, respectively	424	424
Additional paid-in capital	1,034,512	1,013,655
Due from stockholders	0	(150)
Deficit accumulated during the development stage	(3,064,643)	(2,283,817)
Total stockholders' equity (deficit)	(652,082)	107,737

Total liabilities and stockholders' equity (deficit)	$1,102,442	$195,123

The accompanying notes are an integral part of these financial statements.

VIRNETX, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS

for the three months ended March 31, 2007 and 2006

and for the cumulative period from August 2, 2005 (date of inception) to March 31, 2007

UNAUDITED

______________

			Cumulative
			Period from
	For the	For the	August 2, 2005
	3 Months ended	3 Months ended	(date of inception)
	March 31, 2007	March 31, 2006	March 31, 2007
Operating expenses:
Research and development	$101,674	$150,920	$711,861
General and administrative	664,654	225,086	2,344,620
Total operating expenses:	766,328	376,006	3,056,481
Loss from operations	(766,328)	(376,006)	(3,056,481)
Interest income (expense) and other, net	(14,498)	2,025	(8,162)
Net loss	$(780,826)	$(373,981)	$3,064,643

The accompanying notes are an integral part of these financial statements.

VIRNETX, INC.

(a development stage enterprise)

STATEMENTS OF CASH FLOWS

for the three months ended March 31, 2007 and 2006

and for the cumulative period from August 2, 2005 (date of inception) to March 31, 2007

UNAUDITED

______________

				Cumulative Period from
				August 2, 2005
	For the three months	For the three months		(date of inception) to
	ended March 31,	ended March 31,		March 31,
	2007	2006		2007
Cash flows from operating activities:
Net loss	$(780,826)	$(373,981)		$(3,064,643)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	20,857	161,672		1,032,606
Depreciation and amortization	2,191	130		9,880
Changes in operating assets and liabilities:				-
Prepaid expenses and other current assets	(477109)	61170		(504054)
Other assets	(150)	0		(1244)
Accounts payable	167138	105776		254524
Net cash used in operating activities	(1067899)	(45233)		(2272931)
Cash flows from investing activities:
Purchase of property and equipment	0	(7609)		(34776)
Net cash used in investing activities	0	(7609)		(34776)
Cash flows from financing activities:
Proceeds from issuance of Series A preferred stock,
net of issuance costs	-	1,147,625		1,147,625
Proceeds from issurance of restricted stock units	150	-		2,330
Proceeds from advance from preferred shareholders	-	-		230,000
Proceeds from convertible notes	1,500,000	-		1,500,000
Net cash provided by financing activities	1,500,150	1,147,625		2,879,955
Net increase in cash and cash equivalents	432,251	1,094,783	0	572,248
Cash and cash equivalents, beginning of period	139,997	$86,552		-
Cash and cash equivalents, end of period	$572,248	$1,181,335		$572,248

The accompanying notes are an integral part of these financial statements.

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

1.

Formation and Business of the Company

VirnetX (the “Company”) was incorporated in the state of Delaware on August 2, 2005.  The Company is a development stage company that has commercialized its extensive patent portfolio to provide solutions for secure “real time” communications such as Instant Messaging (“IM”) and Voice over Internet Protocol (“VoIP”).

VirnetX, Inc.’s issued and pending patents were acquired from SAIC, a systems, solutions and technical services company based in San Diego, California, in 2005. VirnetX has granted SAIC a limited license under these patents, but retains all right title and interest within the field of secure communications in the following areas: Virtual Private Networks; Secure Voice Over Internet Protocol; Electronic Mail (E-mail); Video Conferencing; Communications Logging; Dynamic Uniform Resource Locators; Denial of Service; Prevention of Functional Intrusions; IP Hopping; Voice Messaging and Unified Messaging; Live Voice and IP PBXs; Voice Web Video Conferencing and Collaboration; Instant Messaging; Minimized Impact of Viruses; and Secure Session Initiation Protocol. The Field of Use is not limited by any predefined transport mode or medium of communication (e.g., wire, fiber, wireless, or mixed medium).

The Company is in the development stage and consequently, the Company is subject to the risks associated with development stage companies, including the need for additional financings; the uncertainty of the Company’s intellectual property resulting in successful commercial products as well as the marketing and customer acceptance of such protection; and dependence on corporate partners and collaborators.  To achieve successful operations, the Company may require additional capital to continue research and developing and marketing efforts.  No assurance can be given as to the timing or ultimate success of obtaining future funding.

These financial statements are prepared on a going concern basis that contemplates the realization of assets and discharged liabilities in the normal course of business.  The Company has incurred net operating losses and negative cash flows from operations.  At March 31, 2007, the Company had an accumulated deficit of $3,064,643.  In order to continue its operations, the Company must achieve profitable operations or obtain additional financing.  Management is currently pursuing financing alternatives, including private equity or debt financing, collaborative or other arrangements with corporate partners or other sources.  There can be no assurance, however, that such a financing will be successfully completed on terms acceptable to the Company.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.

Summary of Significant Accounting Policies

~~Summary of Significant Accounting Policies~~

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

2.    Summary of Significant Accounting Policies, continued

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

~~Summary of Significant Accounting Policies,  continued~~

Property and Equipment

Property and equipment are stated at historical cost, less accumulated depreciation and amortization.  Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, which range from five to seven years.  Repair and maintenance costs are charged to expense as incurred.

Concentration of Credit Risk and Other Risks and Uncertainties

The Company’s cash and cash equivalents are primarily maintained at one financial institution in the United States. Deposits held with these financial institutions may exceed the amount of insurance provided on such deposits. The balances are insured by the Federal Deposit Insurance Corporation up to $100,000.  At March 31, 2007, the Company’s uninsured cash balances were $472,248.  The Company has not experienced any losses on its deposits of cash and cash equivalents.

Impairment of Long-Lived Assets

The Company identifies and records impairment losses on long-lived assets used in operations when events and changes in circumstances indicate that the carrying amount of an asset might not be recoverable.  Recoverability is measured by comparison of the anticipated future net undiscounted cash flows to the related assets’ carrying value.  If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the projected discounted future net cash flows arising from the asset.

Comprehensive Income (Loss)

The Company reports comprehensive income (loss) in accordance with the provisions of Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, which establishes standards for reporting comprehensive income (loss) and its components in the financial statements.  Comprehensive loss was equal to net loss for the years ended December 31, 2006 and 2005 and the three months ended March 31, 2007.

Research and Development

Research and development costs include expenses paid to outside development consultants and compensation related expenses for our engineering staff.  Research and development costs are expensed as incurred.

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

2.

Summary of Significant Accounting Policies, continued

Income Taxes

The Company accounts for income taxes under the liability method.  Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Fair Value of Financial Instruments

Carrying amounts of the Company’s financial instruments, including cash and cash equivalents, accounts payable, and accrued liabilities, approximate their fair values due to their short maturities.

Stock-Based Compensation

On inception, the Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” (“SFAS 123(R)”) which requires the measurement and recognition of compensation expense in the statement of operations for all share-based payment awards made to employees and directors including employee stock-options based on estimated fair values. Using the modified retrospective transition method of adopting SFAS 123(R), the Company began recognizing compensation expense for stock-based awards granted or modified after August 2, 2005.

Recent Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157 “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 is effective in fiscal years beginning after November 15, 2007.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Liabilities” (“SFAS 159”). SFAS 159 provides entities with the option to report selected financial assets and liabilities at fair value. Business entities adopting SFAS 159 will report unrealized gains and losses in earnings at each subsequent reporting date on items for which fair value option has been elected. SFAS 159 establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 requires additional information that will help investors and other financial statement users to understand the effect of an entity’s choice to use fair value on its earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, with earlier adoption permitted. The Company is currently assessing the impact that the adoption of SFAS 159 may have on our financial position, results of operations or cash flows.

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

3.

Property and Equipment, net

	Useful Life	March 31,	December 31,
	(in years)	2007	2006

Furniture and fixtures	7	$9,150	$9,150
Computers and equipment	5	25,626	25,626
		34,776	34,776
Less: Accumulated depreciation		(9,880)	(7,689)
		$24,896	$27,087

Depreciation and amortization expense was $2,191, $130 and $9,880 for the three months ended March 31, 2007 and March 31, 2006, and for the period from August 2, 2005 (date of inception) to March 31, 2007, respectively.

4.

Commitments and Contingencies

Operating Lease Agreements

The Company leases its office space under a noncancelable operating lease that expires in April 2008.  The Company recognizes rent expenses on a straight-line basis over the lease period.

Future minimum facility lease payments at March 31, 2007 are as follows:

2007	$11,194
2008	$ 3,731

Rent expense was $3,731, $0 and $11,940 for the three months ended March 31, 2007 and March 31, 2006, and for the period from August 2, 2005 (date of inception) to March 31, 2007, respectively.

Patent Assignment Agreement with SAIC

The Company's patents are based on patents originally acquired from SAIC. VirnetX acquired these patents from SAIC pursuant to the Assignment Agreement by and between VirnetX and SAIC dated December 21, 2006, and certain other related agreements. Under the terms of these agreements, the Company will pay SAIC a minimum guaranteed royalty of $50,000 annually beginning in July, 2008. In addition, the Company will pay to SAIC royalties in the amount of 15% of gross revenues up to a maximum amount of $35 million less any amounts already paid by the Company to SAIC. At March 31, 2007 no payments have been made to SAIC under the terms of these agreements.

Our business depends on our rights to and under the Patents, which were assigned to us by SAIC. Our agreements with SAIC impose obligations on us, such as payment obligations. If SAIC believes that we have failed to meet these obligations, SAIC could seek to limit or reacquire the assigned Patent rights, which could

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

lead to costly and time-consuming litigation and, potentially, a loss of our rights in the Patents. During the period of any such litigation, our ability to carry out the development and commercialization of potential products could be significantly and negatively affected. If our rights in our Patents were restricted or ultimately lost, our ability to continue our business based on the affected technology platform could be severely adversely affected.

See NOTE 11 for a description of pending litigation.

5.

Convertible Preferred Stock

Preferred stock at March 31, 2007 and December 31, 2006 consists of the following:

		Original	Shares	Shares
Series	Date Issued	Issue Price	Authorized	Outstanding

Preferred Series A	March 27, 2006	$1.00	2,000,000	1,404,000

Voting

Each share of convertible preferred stock has voting rights equal to an equivalent number of shares of common stock into which it is convertible and votes together as one class with the common stock.

Dividends

Holders of convertible preferred stock are entitled to receive dividends prior to and in preference to any declaration or payment of any dividends on the common stock, at the rate of $0.08 per share per annum on each outstanding share of Series A Preferred Stock, payable quarterly.  Such dividends shall be payable only when, as, and if declared by the Board of Directors and shall not be cumulative.  After payment of such dividends, any additional dividends shall be distributed among the Series A preferred stock and Common stock pro-rata based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Series A preferred stock into common stock).

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock is entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of common stock, an amount per share equal to $1.00 per share for each share of Series A Preferred Stock then held by them, plus any declared but unpaid dividends. The remaining assets, if any, shall be distributed among the holders of common stock and convertible preferred stock, pro rata based on the number of shares of common stock held by each holder assuming the conversion of all such redeemable convertible preferred stock.  If the Company’s legally available assets are insufficient to satisfy the liquidation preferences, the funds will be distributed ratably among the holders of Series A Preferred Stock, in proportion to the amounts each holder would receive if the Company had sufficient assets and funds to pay the full preferential amount.

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

Conversion

Each share of convertible preferred stock is convertible, at the option of the holder, into a number of fully paid and non-assessable shares of common stock as is determined by dividing $1.00 by the conversion price applicable to such share, determined as hereafter provided, in effect on the due date the certificate is surrendered for conversion. The initial conversion price per share of Series A Preferred Stock shall be $1.00 and is subject to adjustments in accordance with anti-dilution provisions, including stock splits and stock dividends, contained in the Company’s Certificate of Incorporation.

5.

Convertible Preferred Stock, continued

Conversion, continued

Each share of Series A Preferred Stock automatically converts into shares of common stock at the conversion price at the time in effect for such share immediately upon the earlier of (1) the Company’s sale of its Common Stock in a firm commitment underwritten public offering which results in aggregate cash proceeds to the Corporation of not less than $8,000,000; (2) any reverse merger that yields working capital to the Company of at least $8,000,000 and which results in the Company’s shares being registered under Securities Exchange Act of 1934; (3) the date specified by the written consent or agreement of the holders of a majority of the then outstanding shares of Series A preferred Stock.

At March 31, 2007, the Company has reserved sufficient shares of common stock for issuance upon conversion of the convertible preferred stock.

Redemption

The Series A Preferred stock is not mandatory redeemable.

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

6.

Common Stock

Each share of common stock has the right to one vote.  The holders of common stock are also entitled to receive dividends whenever funds are legally available stock has the right to one vote.  The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding having priority rights as to dividends.  No dividends have been declared by the Board from inception through December 31, 2006.  The Company’s Restated Certificate of Incorporation, as amended in March 2006, authorizes the Company to issue 60,000,000 shares of $0.0001 per value common stock.

7.

Stock Plan

In 2005, the Company adopted the 2005 Stock Plan (the “Plan”).  The Plan provides for the granting of stock options and Restricted Stock Units (“RSUs”) to employees and consultants of the Company.  Stock options granted under the Plan may be either incentive stock options or nonqualified stock options.  Incentive stock options (“ISO”) may be granted only to Company employees (including officers and directors who are also

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

employees).  Nonqualified stock options (“NSO”) may be granted to Company employees and consultants.  The Company has reserved 2,800,000 shares of common stock for issuance under the plan.

Options under the Plan may be granted for periods of up to ten years and at prices no less than 85% of the estimated fair value of the shares on the date of grant as determined by the Board of Directors, provided, however, that the exercise price of an ISO and NSO shall not be less than 100% and 85% of the estimated fair value of the shares on the date of grant, respectively, and the exercise price of an ISO and NSO granted to a 10% stockholder shall not be less than 110% of the estimated fair value of the shares on the date of grant.

        Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

7.

Stock Plan, continued

Activity under the Plans is as follows:

		Options Outstanding
			Weighted
	Shares		Average
	Available	Number of	Exercise
	for Grant	Shares	Price

Shares reserved for the Plan at inception	2,800,000	-	-
Restricted stock units granted	(800,000)	-	-
Options granted	0	-	-
Options exercised	0	-	-
Options canceled	0	-	-
Balance at December 31, 2005	2,000,000	-	-
Restricted stock units granted	(255,000)	-	-
Options granted	(450,000)	450,000	$1.00
Options exercised	-	-	-
Options canceled	-	-	-
Balance at December 31, 2006	1,295,000	450,000	$1.00
Restricted stock units granted	-	-	-
Options granted	-	-	-
Options exercised	-	-	-
Options canceled	-	-	-
Balance at March 31, 2007	1,295,000	450,000	$1.00

8.

Stock-based Compensation

The Company accounts for equity instruments issued to non-employees in accordance with the provisions of SFAS 123(R) which requires that such equity instruments are recorded at their fair value on the measurement date.  The measurement of stock-based compensation is subject to periodic adjustments as the underlying equity instruments vest.

At March 31, 2007 and December 31, 2006, the fair value of common stock is $1.00 per share.  The Company has recorded $20,857,  $161,672 and $1,032,606 in employee stock-based compensation expense for the three months ended March 31, 2007 and March 31, 2006 and for the period from August 2, 2005 (date of inception) to March 31, 2007, respectively.

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

8.

Stock-based Compensation, continued

The Company elected to adopt the modified retrospective application method as provided by SFAS No. 123(R) and accordingly, financial statement amounts for the periods presented herein reflect results as if the fair value method of expensing equity awards had been applied from the date of inception. The effect of recording stock-based compensation for the three months ended March 31, 2007 and 2006 and for the period from August 2, 2005 (date of inception) to March 31, 2007 was as follows:

Stock-Based Compensation by Type of Award	For the three months ended March 31, 2007	For the three months ended March 31, 2006	August 2, 2005 (date of inception) to March 31, 2007

Restricted stock units	$-	$130,210	$930,130
Employee stock options	20,857	31,462	102,476
Total stock-based compensation	$20,857	$161,672	$1,032,606

As the Company has provided for a full valuation allowance against deferred tax assets, there is no anticipated tax effect of stock-based compensation expense.

As of March 31, 2007, the unrecorded deferred stock-based compensation balance related to stock options was $262,129, respectively and will be recognized over an estimate weighted average amortization period of approximately 3.1 years.

The fair value of each option grant was estimated on the date of grant using the following assumptions:

	March 31, 2007	March 31, 2006
Volatility	-	100.00%
Rick-free interest rate	-	4.77%
Expected life	-	6 years
Expected dividends	-	0.00%

The expected life was determined using the simplified method outlined in Staff Accounting Bulletin No. 107 (“SAB 107”) taking the average of the vesting term and the contractual term of the option.  Expected volatility of the stock options was based upon historical data and other relevant factors, such as the volatility of comparable publicly traded companies at a similar stage of life cycle. The Company has not provided an estimate for forfeitures because the Company has no history of forfeited options and believes that all outstanding options at December 31, 2006 will vest.  In the future, the Company may change this estimate based on actual and expected future forfeiture rates.  Based on the Black-Scholes option pricing model, the weighted average estimated fair value of employee stock option grants was $0.81 for the three months ended March 31, 2007 and year ended December 31, 2006.

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

8.

Stock-based Compensation, continued

The following table summarizes activity under the equity incentive plans for the indicated periods:

Weighted
		Weighted	Average
		Average	Remaining	Aggregate
	Number	Exercise	Contractual	Intrinsic
	of Shares	Price	Term (Years)	Value

Outstanding at December 31, 2005	-	-	-	-
Options granted	450,000	1.00	9.4	-
Options exercised	-	-	-	-
Options cancelled	-	-	-	-
Outstanding at December 31, 2006	450,000	1.00	9.4	-
Options granted	-	-	-	-
Options exercised	-	-	-	-
Options cancelled	-	-	-	-
Outstanding at March 31, 2007	450,000	$1.00	9.1	-

The following table summarizes information about stock options at March 31, 2007:

Options Outstanding				Options Vested and Exercisable
		Weighted				Weighted
Range		Average	Weighted		Weighted	Average
of		Remaining	Average		Average	Remaining
Exercise	Number	Contractual	Exercise	Number	Exercise	Contratual
Price	Outstanding	Life	Price	Exercisable	Price	Life

$1.00	450,000	9.1	$1.00	40,000	$1.00	8.9

9.

Convertible Notes Payable

During February 2007 the company obtained bridge financing in the form of notes payable convertible into common stock upon the merger with PASW, Inc. (OTC: PASW.OB (“PASW”)).

In February 2007, the Company received a loan of $500,000 from several of its Series A shareholders.  The notes have an annual interest rate of 6% and will be paid in cash upon the close of the Merger. These preferred shareholders agreed to convert their Series A preferred shares to shares of the Company’s common stock upon the close of the Merger.

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

9.

Convertible Notes Payable, continued

In February 2007, the Company received another loan from a new investor for $1,000,000.  This note has an annual interest rate of 10% payable monthly.  Of the $1,000,000 proceeds, the Company was obligated to use $350,000 to be deposited as a retainer for legal counsel.  This $350,000 is classified in prepaid expenses and other current assets on the Company’s March 31, 2007 balance sheet.  This investor has committed to purchasing an additional $3,000,000 of Company’s common stock upon consummation of the merger with PASW.   This $3,000,000 has been placed into escrow and will be remitted to the Company upon the close of the merger with PASW.

10.

Merger with PASW, Inc.

In January 2007, a majority of the Company's preferred stock shareholders committed to convert their Series A preferred stock to common stock upon the planned reverse merger at a conversion price of $1.00 per share.

In January 2007 the Company announced that it entered into a non-binding term sheet to merge (“the Merger”) with PASW, Inc. (“PASW”).  Under the terms of the agreement, the two companies will enter into a reverse merger in which PASW or its acquisition corporation would acquire all of the common stock of the Company.  Following the close of the acquisition, PASW will change its name as shall be approved by the Company.

If the transaction is concluded as currently proposed, as to which no assurance can be given, PASW:

•

would merge with VirnetX, Inc. in a transaction that is intended to be completed before July 15, 2007;

•

would cause its management to be replaced upon completion of the transaction so that the officers and directors of VirnetX, Inc. will become the officers and directors of PASW;

•

will have obtained added equity funds of not less than $4.5 million;  See Note 9 above

•

will change its name to that selected by VirnetX, Inc.; and

•

anticipates that the current shareholders of PASW will then own approximately 5% of the outstanding capital stock of the Company and the shareholders of VirnetX, Inc., as well as those providing the additional equity funding, will own the balance.

11.

Litigation

On February 15, 2007, the Company filed a complaint against Microsoft in the United States District Court for the Eastern District of Texas, Tyler Division. Pursuant to the complaint, the Company alleges that Microsoft infringes two of our U.S. patents:  U.S. Patent No. 6,502,135 B1, entitled “Agile Network Protocol for Secure Communications with Assured System Availability,” and U.S. Patent No. 6,839,759 B2, entitled “Method for Establishing Secure Communication Link Between Computers of Virtual Private Network

Continued

VIRNETX, INC.

(a development stage enterprise)

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 31, 2007

______________

Without User Entering Any Cryptographic Information.” On April 5, 2007, the Company filed an amended complaint specifying certain accused products at issue and alleging infringement of a third, recently issued U.S. patent:  U.S. Patent No. 7,188,180 B2, entitled “Method for Establishing Secure Communication Link Between Computers of Virtual Private Network.” The Company is seeking both damages, in an amount subject to proof at trial, and injunctive relief. Microsoft answered the amended complaint and asserted counterclaims against the Company on May 4, 2007. Microsoft counterclaimed for declarations that the three patents are not infringed, are invalid and are unenforceable. Microsoft seeks an award of its attorney’s fees and costs. The Company filed a reply to Microsoft’s counterclaims on May 24, 2007.  The outcome of the litigation cannot be estimated at this time and hence the financial statements have not been adjusted for this litigation.

        Continued

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